SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 15, 2006 (May 10, 2006)
PHOENIX FOOTWEAR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	920088

(Address of Principal Executive Offices)	(Zip Code)
(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1  Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On May 10, 2006, Phoenix Footwear Group, Inc. (the “Company”) and Richard White entered into a Severance and Release Agreement (the “Severance and Release Agreement”) pursuant to which Mr. White resigned as the President and Chief Executive Officer and a director of the Company. Under the Severance and Release Agreement, Mr. White will receive, among other things (i) his current salary of $500,000 payable monthly through November 30, 2007 and (ii) continued payment by the Company of its share of the premiums for his health, life and disability insurance benefits through November 30, 2007. Also under the Severance and Release Agreement, Mr. White provided a general release in favor of the Company and its affiliates and waived his right to receive any further award of stock options under his Employment Agreement with the Company dated June 15, 2004. Mr. White is also obligated to (i) comply with certain non-solicitation provisions until May 17, 2006 and (ii) confidentiality and cooperation and non-disparagement requirements for an indefinite period.
     A copy of the Severance and Release Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
     In connection with Mr. White’s resignation, Mr. White’s Employment Agreement with the Company dated June 15, 2004 was terminated effective May 10, 2006, except for Section 5 thereof.
Section 2 Financial Information
Item 2.02 Results of Operations and Financial Condition
     On May 15, 2006, Phoenix Footwear Group, Inc. issued a press release announcing the financial results for the first quarter ended April 1, 2006. A copy of Phoenix Footwear Group, Inc.’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.
     The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 5 Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On May 10, 2006, the Company accepted the resignation of Richard E. White as the Company’s President and Chief Executive Officer and Director effective immediately.
     The Board of Directors has appointed the Company’s Chairman of the Board, James R. Riedman, as President and Chief Executive Officer, effective immediately. Mr. Riedman, age 46, has been on the Company’s Board of Directors since 1993 and Chairman since 1996. He served as Chief Executive Officer from 1996 to June 15, 2004. Mr. Riedman is the President and a director of Riedman Corporation, a holding company that, until January 2000, included a commercial insurance agency that obtained property and casualty insurance coverage for the Company. Mr. Riedman is also a director of Harris Interactive Inc., a leading market research firm (NASDQ:HPOL).
Section 9 Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
10.1	Severance and Release Agreement

99.1	Press Release issued May 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: May 15, 2006	By:	/s/ Kenneth E. Wolf

	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer
EXHIBIT INDEX

Exhibit Number	Description
10.1	Severance and Release Agreement

99.1	Press Release issued May 15, 2006